SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – November 23, 2011

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wall Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On November 23, 2011, The Bank of New York Mellon Corporation (the “Company”) issued (i) $500,000,000 aggregate principal amount of the Company’s 2.400% Senior Medium-Term Notes Series G due 2017 (the “5-Year Notes”), (ii) $500,000,000 aggregate principal amount of the Company’s 1.700% Senior Medium-Term Notes Series G due 2014 (the “3-Year Notes”) and (iii) $250,000,000 aggregate principal amount of the Company’s Floating Rate Senior Medium-Term Notes Series G due 2014 (the “Floating Rate Notes” and, together with the 5-Year Notes and the 3-Year Notes, the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-167832). In connection with this issuance, the legal opinion as to the legality of the Notes is being filed as Exhibit 5.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description

5.1	Opinion of Arlie R. Nogay.

23.1	Consent of Arlie R. Nogay (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation
(Registrant)

Date: November 23, 2011	By:	/s/ Arlie R. Nogay
	Name:	Arlie R. Nogay
	Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

5.1	Opinion of Arlie R. Nogay.	Filed herewith

23.1	Consent of Arlie R. Nogay.	Included in Exhibit 5.1